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                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-43811, 333-85769, 333-85769-01, 333-85769-02, and 333-85769-03 on Form S-3 and
Registration Statement No. 333-43811-01 on Post Effective Amendment No. 1 to Form S-3 of TXU Gas Company, formerly known as ENSERCH Corporation, of our report dated February 16, 2000, appearing in this Annual Report on Form 10-K of TXU Gas Company for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

Dallas, Texas
March 17,2000